MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

HSBC Home Equity Loan Trust 2005-2

Payment Number	1
Beginning Date of Collection Period	07-Jul-05
End Date of Collection Period	31-Aug-05
Payment Date	20-Sep-05
Previous Payment Date	n/a

Funds Disbursement
Collected Funds	113,839,410.12
Available Payment Amount	113,839,410.12
Principal Collections	98,368,364.54
Net Interest Collections	15,471,045.58
Principal recoveries	0.00
Servicing fee	1,001,927.33
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	113,839,410.12
Interest Paid to Notes	5,208,807.18
Principal Paid to Notes	98,375,978.45
Ownership Interest - pursuant to Section 5.01 (a) (xiii)	9,252,697.16
Servicing Fee (to Master Servicer)	1,001,927.33

Pool Balance
Beginning Pool Balance	1,288,192,285.29
Principal Collections (including repurchases)	98,368,364.54
Additional Principal Reduction Amount	0.00
Ending Pool Balance	1,189,823,920.75

Collateral Performance
Cash yield (% of beginning balance, annualized)	7.72%
Loss rate (net of principal recoveries; % of beginning balance)	0.00%
Net yield	7.72%
Realized Losses	-
Cumulative Realized Losses	-
Cumulative Loss Percentage	0.00%
Delinquent Loans:
One payment principal balance of loans	4,133,966.85
One payment number of loans	37
Two payments principal balance of loans	0.00
Two payments number of loans	-
Three-payments plus principal balance of loans	0.00
Three-payments plus number of loans	-
Two Payment-Plus Delinquency Percentage (for related Collection Period)	-
Two Payment-Plus Rolling Average (for such Payment Date)	-

Home Equity Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	-
Principal balance of loans purchased or substituted pursuant to Section 2.02	-
Number of loans purchased or substituted pursuant to Section 2.04	-
Principal balance of loans purchased or substituted pursuant to Section 2.04	-
Number of loans purchased or substituted pursuant to Section 3.01	-
Principal balance of loans purchased or substituted pursuant to Section 3.01	-
Substitution Adjustment Amounts	-

Number outstanding beginning of period	10,314
Number outstanding end of period	9,637
Principal balance of all REO as of the end of the Collection Period	-
Number of loans that went into REO during the Collection Period	-
Principal balance of loans that went into REO during the Collection Period	0.00
Unpaid Servicing Fee from previous Collection Periods	0.00

Overcollateralization
Begin OC Amount	267,292,285.29
OC Release Amount	-
Extra Principal Payment Amount	7,613.91
Class A-1 Extra Principal Payment Amount Paid	4,630.70
Class A-2 Extra Principal Payment Amount Paid	1,157.49
Class M-1 Extra Principal Payment Amount Paid	912.86
Class M-2 Extra Principal Payment Amount Paid	912.86
End OC Amount	267,299,899.20

Target OC Amount	267,299,899.20
Interim OC Amount	267,292,285.29
Interim OC Deficiency	7,613.91
Monthly Excess Cashflow	9,260,311.07
Principal Payment Amount	98,368,364.54
Class A-1 Principal Payment Amount	59,826,542.80
Class A-2 Principal Payment Amount	14,954,226.84
Class M-1 Principal Payment Amount	11,793,797.45
Class M-2 Principal Payment Amount	11,793,797.45
Principal Collections	98,368,364.54
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Master Servicer Termination Event	No
Event of Default	No
Total Note Principal Amount divided by Total Original Note Principal Amount	90.36%
EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

Interest Calculations
1 month LIBOR (at 8/2/05 from 8/4/05 to 8/21/05)	3.54000000%
1 month LIBOR (at 8/18/05 from 8/22/05 to 9/19/05)	3.60938000%
Class A-1 Formula Rate (1-mo. Libor plus 27 bps)	3.85280894%
Class A-1 Note Rate	3.85280894%
Class A-2 Formula Rate (1-mo. Libor plus 31 bps)	3.89280894%
Class A-2 Note Rate	3.89280894%
Class M-1 Formula Rate (1-mo. Libor plus 46 bps)	4.04280894%
Class M-1 Note Rate	4.04280894%
Class M-2 Formula Rate (1-mo. Libor plus 49 bps)	4.07280894%
Class M-2 Note Rate	4.07280894%

Available Funds Cap	8.50000000%

Class A-1 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	101.392069
2. Principal Payment per $1,000	96.362012
3. Interest Payment per $1,000	5.030056

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	3.85280894%
2. Days in Accrual Period	47
3. Class A-1 Interest Due	3,123,161.84
4. Class A-1 Interest Paid	3,123,161.84
5. Class A-1 Interest Carry Forward Amount Paid	-
6. Class A-1 Supplemental Interest Amount Paid	-

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	-
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	620,900,000.00
2. Class A-1 Principal Due	59,831,173.50
3. Class A-1 Principal Paid	59,831,173.50
5. Class A-1 Principal Carry Forward Amount Paid	-
6. Class A-1 unpaid Principal Carry Forward Amount	-
7. Class A-1 Note Principal Amount, EOP	561,068,826.50

8. Class A-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.9036380
9. Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4715562

Class A-2 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	101.444291
2. Principal Payment per $1,000	96.362012
3. Interest Payment per $1,000	5.082278

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	3.89280894%
2. Days in Accrual Period	47
3. Class A-2 Interest Due	788,769.60
4. Class A-2 Interest Paid	788,769.60
5. Class A-2 Interest Carry Forward Amount Paid	-
6. Class A-2 Supplemental Interest Amount Paid	-

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	-
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	155,200,000.00
2. Class A-2 Principal Due	14,955,384.33
3. Class A-2 Principal Paid	14,955,384.33
4. Class A-2 Principal Carry Forward Amount Paid	-
5. Class A-2 Unpaid Principal Carry Forward Amount	-
6. Class A-2 Note Principal Amount, EOP	140,244,615.67
7. Class A-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.9036380
8. Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.1178701

Class M-1 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	101.640124
2. Principal Payment per $1,000	96.362012
3. Interest Payment per $1,000	5.278112

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Note Rate	4.04280894%
2. Days in Accrual Period	47
3. Class M-1 Interest Due	646,040.87
4. Class M-1 Interest Paid	646,040.87
5. Class M-1 Interest Carry Forward Amount Paid	-
6. Class M-1 Supplemental Interest Amount Paid	-
7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	-
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Note Principal Amount, BOP	122,400,000.00
2. Class M-1 Principal Due	11,794,710.31
3. Class M-1 Principal Paid	11,794,710.31
5. Class M-1 Principal Carry Forward Amount Paid	-
6. Class M-1 unpaid Principal Carry Forward Amount	-
7. Class M-1 Note Principal Amount, EOP	110,605,289.69
8. Class M-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.9036380
9. Class M-1 Note Principal Amount as a % of the Pool Balance, EOP	0.0929594

Class M-2 Noteholder's Statement

A. Information on Payments
1. Total Payments per $1,000	101.679291
2. Principal Payment per $1,000	96.362012
3. Interest Payment per $1,000	5.317278

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Note Rate	4.07280894%
2. Days in Accrual Period	47
3. Class M-2 Interest Due	650,834.87
4. Class M-2 Interest Paid	650,834.87
5. Class M-2 Interest Carry Forward Amount Paid	-
6. Class M-2 Supplemental Interest Amount Paid	-
7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	-
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Note Principal Amount, BOP	122,400,000.00
2. Class M-2 Principal Due	11,794,710.31
3. Class M-2 Principal Paid	11,794,710.31
4. Class M-2 Principal Carry Forward Amount Paid	-
5. Class M-2 Unpaid Principal Carry Forward Amount	-
6. Class M-2 Note Principal Amount, EOP	110,605,289.69

7. Class M-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.9036380
8. Class M-2 Note Principal Amount as a % of the Pool Balance, EOP	0.0929594

HSBC FINANCE CORPORATION
HSBC HOME EQUITY LOAN TRUST 2005-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 4, 2005 (the "Sales and Servicing Agreement"), by and among HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer, U.S. Bank National Association, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator, and HSBC Home Equity Loan Trust 2005-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the Master
Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on September 20, 2005

5

As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 15th day of September, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer